UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2022

T2 BIOSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36571	20-4827488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 Hartwell Avenue, Lexington, Massachusetts 02421

(Address of principal executive offices, including Zip Code)

(781) 761-4646

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TTOO	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 15, 2022, T2 Biosystems, Inc. (the “Company”) entered into Amendment No. 7 to Term Loan Agreement (the “Seventh Amendment”), with CRG Servicing LLC as administrative agent and collateral agent (in such capacities, “Administrative Agent”) and the lenders listed on the signature pages thereto to modify certain terms of that certain Term Loan Agreement, dated as of December 30, 2016, by and among the Company, the Administrative Agent and the lenders party thereto.

The Seventh Amendment extends the interest-only payment period from December 31, 2022 to December 31, 2023 and extends the maturity date from December 31, 2022 to December 31, 2023.

The foregoing summary is qualified in its entirety by reference to the Seventh Amendment, a copy of which will be attached as an exhibit to the Company’s Annual Report on Form 10-K for the period ending December 31, 2021.

Item 2.02	Results of Operations and Financial Condition

On February 17, 2022, the Company issued a press release announcing its financial results for its fiscal quarter and full year ended December 31, 2021, and held a conference call to discuss those results. A copy of the Company’s press release and a copy of the transcript of the conference call are furnished with this report as Exhibits 99.1 and 99.2, respectively.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 and Exhibits 99.1 and 99.2 of this Current Report on Form 8-K are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, such information, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly stated by specific reference in such a filing.

Item 8.01	Other Events

On February 17, 2022, the Company reported the following preliminary unaudited fourth quarter and full year 2021 financial and operational results and provided guidance on the Company’s financial outlook for 2022:

•	Achieved full year 2021 total revenue of $28.1 million, including product revenue of $16.6 million, representing an increase of 55% and 43%, respectively, compared to the prior year

•	Achieved full year 2021 sepsis test panel revenue of $5.1 million, representing an increase of 46% compared to the prior year

•	Achieved full year 2021 research and contribution revenue of $11.4 million, representing an increase of 77% compared to the prior year

•	Executed contracts for 32 T2Dx® Instruments in 2021, including 17 instrument contracts during the fourth quarter

•	Expanded international commercialization by entering into exclusive distributor agreements in Mexico, Singapore, South Korea, Taiwan, Norway, Finland, and Türkiye

•

Strengthened leadership team by hiring industry veterans Aparna Ahuja MD as Chief Medical Officer, and Brett Giffin as Chief Commercial Officer, and significantly expanded sales, marketing, clinical and medical affairs teams

•	Initiated U.S. clinical trials for the T2Resistance® Panel and T2Biothreat® Panel in December 2021, enabling potential filing of FDA submissions for both products during 2022

•	Amended term loan agreement with CRG, extending both the interest-only period and the maturity date to December 31, 2023

In connection with its annual assessment of the effectiveness of the Company’s internal controls over financial reporting, the Company’s management identified a material weakness of internal controls related to recording inventory receipt, movements and damage and scrap transactions. The Company’s management concluded that this did not result in a misstatement of any previous financial statements and that appropriate remedial actions have already been taken.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding our revenue results and cash balance, financial outlook, timing of filing of an FDA submission, anticipated strategic priorities, product demand, commitments or opportunities, and growth expectations or targets as well as statements that include the words “expect,” “intend,” “plan”, “believe”, “project”, “forecast”, “estimate,” “may,” “should,” “anticipate” and similar statements of a future or forward looking nature. These forward-looking statements are based on management’s current expectations. The preliminary, estimated financial results for the fourth quarter and fiscal year 2021 contained in this Current Report on Form 8-K contain forward-looking statements and are subject to the completion of management’s and the audit committee’s final reviews and our other financial closing procedures and are therefore subject to change. You should not place undue reliance on such preliminary information and estimates because they may prove to be materially inaccurate. The preliminary information and estimates have not been compiled or examined by our independent auditors and they are subject to revision as we prepare our financial statements as of and for the quarter and fiscal year ended December 31, 2021, including all disclosures required by U.S. generally accepted accounting principles, and as our auditors conduct their review of these financial statements. While we believe that such preliminary information and estimates are based on reasonable assumptions, actual results may vary, and such variations may be material.

These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, (i) any inability to (a) realize anticipated benefits from commitments, contracts or products; (b) successfully execute strategic priorities; (c) bring products to market; (d) expand product usage or adoption; (e) obtain customer testimonials; (f) accurately predict growth assumptions; (g) realize anticipated revenues; (h) incur expected levels of operating expenses; or (i) increase the number of high-risk patients at customer facilities; (ii) failure of early data to predict eventual outcomes; (iii) failure to make or obtain anticipated FDA filings or clearances within expected time frames or at all; or (iv) the factors discussed under Item 1A. “Risk Factors” in the company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the U.S. Securities and Exchange Commission on March 31, 2021, and other filings the company makes with the Securities and Exchange Commission from time to time. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K. Any such forward-looking statements represent management’s estimates as of the date of this Current Report on Form 8-K. While the Company may elect to update such forward-looking statements at some point in the future, unless required by law, it disclaims any obligation to do so, even if subsequent events cause its views to change. Thus, no one should assume that the Company’s silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. These forward-looking statements should not be relied upon as representing the company’s views as of any date subsequent to the date of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued February 17, 2022

99.2	Transcript of conference call held on February 17, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2022	T2 BIOSYSTEMS, INC.

	By:	/s/ John Sprague
John Sprague
Chief Financial Officer